UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                           SIERRA MONITOR CORPORATION
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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         pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                           SIERRA MONITOR CORPORATION

                       __________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2006

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company" or "Sierra Monitor"). The Annual Meeting will be held on Thursday, May 16, 2006 at 10:00 a.m., local time, at Sierra Monitor's headquarters located at 1991 Tarob Court, Milpitas, California 95035, for the following purposes:

     1. To elect the Board of Directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

     2.  To approve  the  adoption of the  Company's  2006 Stock Plan (the "2006
         Plan") and the reservation of 500,000 shares of Common Stock for issuance thereunder;

     3. To ratify the appointment of Squar, Milner, Reehl & Williamson, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006; and

     4. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     These items of business are more fully described in the Proxy Statement, which accompanies this Notice of Annual Meeting. Please read the Proxy Statement carefully.

     Only shareholders of record at the close of business on April 14, 2006 are entitled to vote at the Annual Meeting. This Notice, the Proxy Statement and the Annual Report on Form 10-SKB are first being mailed to shareholders on or about April 25, 2006. Whether or not you plan to attend the Annual Meeting, please vote using the Internet or the telephone, or complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. The Proxy Statement describes the proxy voting in more detail.

                                           By Order of the Board of Directors,


                                            /s/ Gordon R. Arnold
                                            --------------------
                                            President

Milpitas, California
April 25, 2006

                           SIERRA MONITOR CORPORATION

                               PROXY STATEMENT FOR
                       2006 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2006

                       INFORMATION CONCERNING SOLICITATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Sierra Monitor Corporation (the "Company" or "Sierra Monitor") for use at the Company's 2006 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 16, 2006, at 10:00 a.m., local time, or at any continuations, adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are described in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's headquarters located at 1991 Tarob Court, Milpitas, California 95035.

     This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about April 25, 2006, to shareholders entitled to vote at the Annual Meeting. Our Annual Report on Form 10-KSB for the year ended December 31, 2005, which includes financial statements, is being mailed with this Proxy Statement. Shareholders may obtain, for the cost of copying, a copy of any exhibits to our Form 10-KSB by writing to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Corporate Secretary. Our telephone number is (408) 262-6611.

                GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote?                 You may vote at the  Annual  Meeting  if you owned
                              your  shares as of the close of  business on April
                              14,  2006,  which is  referred  to as the  "Record
                              Date."

                              As of the Record Date, we had a total of 11,048,213 shares of Common Stock, par value $0.001 per share (the "Common Stock") outstanding, which were held of record by 215 shareholders. As of the Record Date, we had no shares of preferred stock outstanding.

How many votes do I have?     As  of  the  Record  Date,   we  had  a  total  of
                              11,048,213  shares  of  Common  Stock,  par  value
                              $0.001 per share (the "Common Stock") outstanding, which were held of record by 215 shareholders. As of the Record Date, we had no shares of preferred stock outstanding.

                              On each proposal to be voted upon, you are entitled to one vote for each share of our Common Stock that you own as of the Record Date.

How do I vote my proxy?       If your  shares  of  Common  Stock  are  held by a
                              broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

                              If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by voting by mail.

                              Of course, even if you vote your shares by proxy, you may also choose to come to the Annual Meeting and vote your shares in person.

To Vote by Mail               Sign and  return  the proxy  card in the  enclosed
                              postage-paid  and  addressed   envelope.   If  you
                              received more than one proxy card, your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

To Vote in Person at  the     If you plan to attend the Annual  Meeting and vote
Annual Meeting                in person,  we will  provide  you with a ballot at
                              the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting.

                              If your shares are held in the name of your broker or other nominee, you are considered the "beneficial owner" of shares held in street name. If you wish to vote at the Annual Meeting, you will need to bring with you to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote such shares

How will the proxy holders    If you  provide  instructions  in  your  completed
vote?                         proxy  card,  the  proxy  holders  will  vote your
                              shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted "FOR" the election of all of the directors listed in Proposal One and "FOR" Proposal Two and
                              Proposal Three.

What matters are being        We are not aware of any matters to be presented at
presented at the Annual       the Annual  Meeting other than those  described in
Meeting?                      the Notice of Meeting and this Proxy Statement.

Will the proxy holders have If any matters not described in this Proxy discretionary voting power? Statement are properly presented at the Annual
                              Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares on the new
                              Annual Meeting date as well, unless you have subsequently revoked your proxy.

How can I change my vote?     If you are a holder  of record  and would  like to
                              change your vote you can doso in the following ways:

                                        deliver    written    notice   of   your
                                        revocation to our Secretary prior to the Annual Meeting;

                                        deliver a properly executed, later dated proxy prior to the Annual Meeting; or

                                        attend the Annual Meeting and vote in person.

                              Please note that your attendance at the Annual Meeting in and of itself is not enough to revoke your proxy.

                              If your shares are held by a broker, bank or other nominee, you must contact them in order to find out how to change your vote.

Who is paying the cost of We will pay the cost of this proxy solicitation. this proxy solicitation? We may, on request, reimburse brokerage firms and other  nominees for their  expenses in  forwarding
                              proxy materials to beneficial  owners. In addition
                              to soliciting  proxies by mail, we expect that our
                              directors,  officers  and  employees  may  solicit
                              proxies in person or by  telephone  or  facsimile.
                              None  of  these   individuals   will  receive  any
                              additional or special compensation for doing this.

What constitutes a quorum     The Annual  Meeting  will be held if a majority of
for the Annual Meeting?       our outstanding shares of Common Stock entitled to
                              vote at the Annual Meeting are represented in person or by proxy.

What are the                        Our Board of Directors  recommends  that you
recommendations of the              vote:
Board of Directors?
                                    "FOR" each of the nominees to the Board of Directors;

                                    "FOR" the approval of the 2006 Plan; and

                                    "FOR" the  ratification  of  Squar,  Milner,
                                    Reehl  &  Williamson,  LLP as the  Company's
                                    independent   registered  public  accounting
                                    firm for the fiscal year ending December 31, 2006.

What vote is required for     For Proposal  One  (Election  of  Directors),  the
the proposals?                nominees  receiving  the  highest  number of "FOR"
                              votes in person or represented by proxy at the Annual Meeting and entitled to vote.

                              For Proposal Two (Approval of the 2006 Plan), approval requires the affirmative "FOR" vote of a majority of the shares present and entitled to vote at the Annual Meeting.

                              For Proposal Three (Ratification of Square, Milner, Reehl & Williamson, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006), ratification requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

How are abstentions,          We treat  shares  that  are  voted  "WITHHELD"  or
withheld, and broker          "ABSTAIN" in person or by proxy as being:
non-votes counted?
                                    present for purposes of determining whether or not a quorum is present at the Annual Meeting; and

                                    entitled to vote on a particular subject matter at the Annual Meeting.

                              Therefore a "WITHHELD" or "ABSTAIN" vote is the same as voting against a proposal that has a required, affirmative voting threshold, such as Proposals Two and Three, but will have no effect on Proposal One, the election of our directors, who are elected by a plurality of votes.

                              If you hold your Common Stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a broker non-vote) unless you have given the broker voting instructions. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

                              For both  proposals,  your  broker is  entitled to
                              vote   your   shares  on  these   matters   if  no
                              instructions are received by you.

What is the deadline for      Shareholders may present proposals for action at a
receipt of stockholder        future annual meeting only if they comply with the
proposals for the 2007        requirements of the proxy rules established by the
Annual Meeting?               Securities  and Exchange  Commission  (the "SEC").
                              Stockholder  proposals,  including nominations for
                              the election of  directors,  which are intended to
                              be  presented  by such  shareholders  at our  2007
                              Annual Meeting of Shareholders must be received by us no later than January 27, 2007 to be considered for inclusion in the proxy statement and proxy card relating to that meeting.

                              In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting of Shareholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting if we are not provided with notice of such proposal on or prior to January 27, 2007.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

Nominees

     The Company's Board of Directors is currently comprised of four members. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees listed below, each of whom is currently a director of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

     The names of the four nominees and certain information about them are set forth below:

                                                                                              Director
     Name of Nominee          Age                     Principal Occupation                     Since
----------------------------------------------------------------------------------------------------------
Gordon R. Arnold               60      President, Chief Executive Officer, Chief                1989
                                       Financial Officer, Secretary and Director of the
                                       Company
C. Richard Kramlich            70      General Partner, New Enterprise Associates -             1989
                                       Venture Capital
Jay T. Last                    76      President, Hillcrest Press                               1989
Robert C. Marshall             74      Principal, Selby Venture Partners                        1998
----------------------------------------------------------------------------------------------------------

     Gordon  R.  Arnold  joined  Sierra   Monitor   Corporation,   a  California
corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

     C. Richard Kramlich became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Juniper Networks and Chalone Inc.

     Jay T. Last was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

     Robert C. Marshall has been the principal of Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years.

Vote Required

     The four nominees receiving the highest number of affirmative votes of the shares of the Company's Common Stock that are present in person or by proxy and are entitled to vote at the Annual Meeting shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

THE  BOARD  OF  DIRECTORS   RECOMMENDS  VOTING  "FOR"  THE  RE-ELECTION  OF  THE
ABOVE-NAMED DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY.


                    INFORMATION ABOUT OUR BOARD OF DIRECTORS

Board Meetings and Committees

     The Board of Directors held four meetings during the fiscal year ended December 31, 2005. The Company encourages its directors to attend the Annual Meeting. Last year all directors attended the annual meeting. Each current
Director attended all of the meetings of the Board of Directors held during fiscal year 2005. The Board of Directors has a standing audit committee, but does not have a standing nominating or compensation committee or any other committees performing similar functions.

      Audit Committee

     The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent auditors and internal audit processes, evaluating the Company's accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee met four times during fiscal year 2005. Members of the Audit Committee are Messrs. Kramlich, Last and Marshall. The Company's Board of Directors has previously approved and adopted an Audit Committee Charter, a copy of which was filed as an attachment to the Schedule 14C for the Company's 2004 Annual Meeting.

      Independence; Audit Committee Financial Expert

     The Company believes that all three Audit Committee members are independent directors as defined by the rules of the Securities Exchange Commission (the "SEC") and by Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers. The Company's Board of Directors has determined that the Company has at least one audit committee financial expert serving on its audit committee. C. Richard Kramlich is the Company's audit committee financial expert as defined in Item 401(h) of Regulation S-K promulgated by the SEC.

      Nominating Committee

     The Board of Directors has no standing nominating committee nor does it have a committee performing similar functions. Furthermore, it has no nominating committee charter. In light of the relatively small size of the Company and because the Board of Directors consists of only four directors, the Board has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of a separate nominating committee. The Board will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

     The Board of Directors has no policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board of Directors will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board of Directors shall direct the recommendation in writing to Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035, Attention:
Corporate Secretary. The candidate recommended should possess the qualities that are necessary for any member of the Board of Directors: the candidate should be an individual of sound character and judgment with experience that would be of value to the Company's Board of Directors.

     The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate, regardless of whether the candidate was recommended by a shareholder, are as follows:

      o Regular review of the current composition and size of the Board of Directors.

      o Regular review of the qualifications of any candidates. Such review may include a review solely of information provided to the Board of

          Directors or also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board of Directors deems proper.

      o The Board of Directors may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

      o It may consider the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. The Board of Directors seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board of Directors considers many factors, including, issues of character, judgment, independence, background, expertise, diversity of experience, length of service, other commitments and the like. The Board of Directors evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. The Board of Directors believes that candidates and nominees must reflect a Board of Directors that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Compensation of Directors

     Directors of the Company who are not employees receive a fee of $100 for each Board meeting they attend. Directors receive no other fees.

Communicating with Our Directors

     Shareholders may contact any or all of our directors directly by writing to them at Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035.

            Report of the Audit Committee of the Board of Directors

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of Sierra Monitor Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

     The Audit Committee has reviewed and discussed the Company's audited financial statements and financial reporting processes with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. Squar Milner, the Company's current independent registered public accounting firm, are responsible for performing an independent audit of the financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee reviews and monitors these processes and receives reports from Squar Milner and Company management. The Audit Committee also discussed with Squar Milner the overall scope and plans of their audits, their evaluation of the Company's internal controls in the normal course of their audit (rule 404 is not yet effective for small business issuers) and the overall quality of the Company's financial reporting processes.

     The Audit Committee has discussed with Squar Milner those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls in the normal course of their audit (rule 404 is not yet effective for small business issuers), and the overall quality of the Company's financial reporting. Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") on March 15, 2006. The Audit Committee held four meetings during fiscal year 2005.

     The Audit Committee has also considered whether Squar Milner's provision of non-audit services (such as tax-related services) to the Company would be compatible with maintaining the independence of Squar Milner with respect to the Company and its management. No such services, other than the incidental research services disclosed below in Fees Billed to the Company During Fiscal Year 2005, were provided in the year ended December 31, 2005.

     Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2005, and that Squar Milner be appointed as the independent registered public accounting firm for the Company for fiscal year 2006. The foregoing report is respectfully submitted by the following members of the Company's Board of Directors, who constitute the Audit Committee:


C. Richard Kramlich, Chairman
Jay T. Last
Robert C. Marshall

                                  PROPOSAL TWO:
                         APPROVAL OF THE 2006 STOCK PLAN


     We are asking stockholders to approve the Company's adoption of the 2006 Stock Plan (the "2006 Plan") so that we can use the 2006 Plan to achieve the Company's goals and also receive a federal income tax deduction for certain compensation paid under the 2006 Plan. On March 15, 2006, the Company's Board of Directors (the "Board") approved the 2006 Plan, subject to stockholder approval at the annual meeting. Our named executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2006 Plan. The full text of the 2006 Plan is attached hereto as Appendix A.

     As of April 14, 2006, no awards had been granted pursuant to the 2006 Plan. The 2006 Plan was adopted by the Board to replace the Sierra Monitor Corporation 1996 Stock Plan (the "1996 Plan") which expired, by its terms in March of 2006. As a result, if the stockholders do not approve this proposal, the Company will be limited in its ability to make discretionary option or other equity award grants under an equity incentive plan to assist in recruiting and retaining personnel.

     No further awards will be made under the 1996 Plan, but the 1996 Plan will continue to govern awards previously granted thereunder. As of March 14, 2006, 388,875 shares of Common Stock remained available for issuance under the 1996 Plan.

     The number of shares of Company common stock initially reserved for issuance under the 2006 Plan will equal (1) 111,125 shares, plus (2) up to 388,875 shares still available for issuance under the 1996 Plan as of March 14, 2006. Thus, the actual increase in shares available for grant under the Company's equity incentive plans is only 111,125 (given that 388,875 of the shares already were approved for grant under the 1996 Plan). Also, to the extent any shares otherwise would have returned to the 1996 Plan as a result of the expiration, cancellation, or forfeiture of awards granted under the 1996 Plan, those shares instead will go into the reserve of shares available under the 2006 Plan. The maximum number of shares that could be returned in this manner is 1,000,000. However, the number of shares that actually are added to the 2006 Plan on account of these expirations or forfeitures likely will be substantially smaller because it is seems unlikely that all of the outstanding 1996 Plan options will expire or terminate without being exercised

     The Board believes that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term stockholder value. The Board believes that plans such as the 2006 Plan increase the Company's ability to achieve this objective by allowing for several different forms of long-term incentive awards, which the Board believes will help the Company to recruit, reward, motivate and retain talented personnel.

     The Board believes strongly that the approval of the 2006 Plan is essential to the Company's continued success. In particular, the Company believes that its employees are its most valuable assets and that the awards permitted under the 2006 Plan are vital to the Company's ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which it competes. Such awards also are crucial to the Company's ability to motivate employees to achieve the Company's goals.

Vote Required

     Approval of the 2006 Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ADOPTION OF THE 2006 PLAN.

Summary of the 2006 Stock Plan

     The following paragraphs provide a summary of the principal features of the 2006 Plan and its operation. The following summary is qualified in its entirety by reference to the text of the 2006 Plan, which is attached as Appendix A to this Proxy Statement.

Purpose

     The purpose of the 2006 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company's business.

Eligibility

     Plan eligible participants include employees, consultants and directors of the Company and its subsidiaries. The actual number of individuals who will receive awards cannot be determined in advance because the Administrator has the discretion to select the participants.

Administration of Awards

     The Board, or a committee appointed by the Board under the terms of the 2006 Plan, will administer the 2006 Plan. The committee generally will consist of two or more directors who qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under
Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the 2006 Plan). Notwithstanding the foregoing, the Board may itself administer the 2006 Plan or appoint one or more committees to administer the 2006 Plan with respect to different groups of service providers. The Board or a committee administering the 2006 Plan is referred to herein as the "Administrator."

     Subject to the terms of the 2006 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, determine the terms and conditions of awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2006 Plan and outstanding awards. The Administrator may not, however, reprice awards or exchange awards for other awards, cash or a combination thereof, without the approval of the stockholders, unless the award is surrendered or cancelled in exchange for a different type of award and/or cash having a total value equal to or less than the value of the surrendered or cancelled award.

     If an award is settled is cancelled, expires, or is forfeited or repurchased by the Company for any reason without having been fully exercised or vested, the unvested, cancelled, forfeited or repurchased number of shares of Company Common Stock ("Shares") generally will be returned to the available pool of Shares reserved for issuance under the 2006 Plan. No more than 20% of the Shares available under the 2006 Plan may be issued pursuant to awards of restricted stock, performance shares, or performance units. Shares actually issued under the 2006 Plan will not be returned to the 2006 Plan and will not be available for future issuance under the 2006 Plan. Awards settled in cash or by shares withheld to satisfy the purchase price of an award or tax withholding obligations will not count against the authorized share reserve. The Administrator will adjust the maximum number and type of shares that may be granted pursuant to the 2006 Plan, the limitations on annual grants to individuals or in connection with an individual's initial hiring, as well as the number and type of shares subject to outstanding awards, the option price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares and any other conditions of outstanding awards, in the event of a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting our common stock.

Awards

     The 2006 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, stock appreciation rights ("SARs"), performance units, performance shares and performance cash bonus awards. Set forth below is a general description of the types of awards that may be granted under the 2006 Plan.

     Stock Options

     A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2006 Plan, the Administrator may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option, but during any fiscal year of the Company, no participant may be granted options (and/or stock appreciation rights) covering more than 100,000 Shares. Notwithstanding the foregoing, during the fiscal year in which the participant first becomes an employee, he or she may be granted options (and/or stock appreciation rights) covering up to an additional 25,000 Shares.

     The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) and all incentive stock options. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

     Upon termination of a participant's service with us or with a subsidiary of us, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months. However, an option may never be exercised later than the expiration of its term.

     Stock Appreciation Rights

     Stock appreciation rights ("SARs") are awards that grant the participant the right to receive an amount (in the form of cash, Shares of equal value, or a combination thereof, as determined by the Administrator) equal to (1) the number of shares exercised, times (2) the amount by which the Company's stock price exceeds the exercise price. SARs expire under the same rules that apply to options and are subject to the same per-person limits (100,000 covered shares for SARs and/or options in any fiscal year plus an additional 25,000 shares for SARs and/or options in the fiscal year in which the participant first becomes an employee.) The Administrator determines the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof.

     Restricted Stock

     Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of Shares of restricted stock granted to any participant, but during any fiscal year of the Company, no participant may be granted more than 20,000 shares of restricted stock (and/or performance shares).

     In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see "Performance-Based Compensation" below for more information).

     A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. A holder of restricted stock also generally will be entitled to receive all dividends and other distributions paid with respect to shares of restricted stock; provided, however, that dividends and distributions generally will be subject to the same vesting criteria as the shares of restricted stock upon which the dividend or distribution was paid.

     Performance-Based Compensation

     Performance units, performance shares and performance cash bonuses may be granted under the 2006 Plan. Performance units, performance shares and performance cash bonuses are awards that will result in a payment to a participant only if performance goals established by the Administrator are achieved or the awards otherwise vest. As described below, the Administrator will establish organizational or individual performance goals in its discretion within the parameters of the 2006 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units, performance shares and performance cash bonuses to be paid out to participants. Performance units will have an initial dollar value established by the Administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date.

     During any fiscal year of the Company, no participant may receive performance bonuses greater than $40,000 or performance units having an initial value greater than $40,000. The Administrator establishes the initial value of each performance unit on the date grant. Additionally, grants of performance stock are subject to the same per-person limits as restricted stock (20,000 shares in any fiscal year).

     The 2006 Plan provides specific measures from which the Administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit,
(vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of shares of our common stock,
(xi)  earnings,  (xii) return on stockholder  equity,  (xiii) return on capital,
(xiv) product  quality,  (xv) economic  value added,  (xvi) number of customers,
(xvii) market share,  (xviii) return on  investments,  (xix) profit after taxes,
(xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development,
(xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on equity, (xxviii) return on net assets and (xxix) sales. Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of the Company as a whole or a business unit of the Company, and/or
(5) on a pre-tax or after-tax basis.

     Prior to the beginning of any applicable performance period or such later date as permitted under Section 162(m), the Administrator will establish one or more performance goals applicable to the award. Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Administrator retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant.

     No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period. The Company reserves the right to grant awards that do not qualify for the Section 162(m) performance-based exception.

     By granting awards that vest upon achievement of performance goals, the Administrator may be able to preserve the Company's deduction for certain compensation in excess of $1,000,000. Section 162(m) limits the Company's ability to deduct annual compensation paid to the Company's Chief Executive Officer or any other of the Company's four most highly compensated executive officers to $1,000,000 per individual. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2006 Plan, setting limits on the number of awards that any individual may receive, and for awards other than stock options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid. The performance goals listed above, as well as the per-person limits on shares covered by awards, permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards.

Effect of a Change in Control

     The 2006 Plan provides that in the event of our "change in control," the successor corporation will assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the 2006 Plan. With respect to awards made to a non-employee director, such awards will become fully vested and exercisable immediately prior to the change in control. With respect to awards made to our employees and consultants, if there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the Administrator, and the Administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period.

Transferability

     Unless otherwise permitted by the Administrator, the 2006 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.

Termination and Amendment


     The 2006 Plan will automatically terminate in March of 2016, unless we terminate it sooner. In addition, the Board has the authority to amend, suspend or terminate the 2006 Plan provided such action does not impair the rights of any participant. However, the Company intends to obtain stockholder approval with respect to any future amendments to the 2006 Plan to the extent required for awards under the 2006 Plan to continue to satisfy the requirements for "performance-based compensation" under Section 162(m), or otherwise required by applicable law.

Summary of U.S. Federal Income Tax Consequences

     The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Nonstatutory Stock Options and Stock Appreciation Rights. No taxable income is recognized when a nonqualified stock option or a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

     Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

     Restricted Stock, Performance Shares and Performance Units. A participant will not have taxable income upon grant of restricted stock, performance units, or performance shares. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

     Performance Bonus. A participant generally will recognize no income upon the grant of a performance bonus award. Upon the payment of such award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

     Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the 2006 Plan has been designed to permit the Administrator to grant awards that qualify as performance-based compensation under Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards.

New Plan Benefits

     The number of awards (if any) that an employee, consultant, or director may receive under the 2006 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our executive officers and directors have an interest in this proposal because they are eligible to receive awards under the Plan. To date, only stock options have been granted under the 1996 Plan, which is to be replaced by the 2006 Plan. The following table sets forth
(a) the total number of shares of our common stock subject to options granted under the 1996 Plan during the last fiscal year and (b) the average per share exercise price of such options. The last reported trade price for our common stock on 19 April, 2006 was $1.40.

------------------------------------------------------------------------------------------------
                      Name of Individual or Group               Number of    Average Per Share
                                                             Options Granted   Exercise Price
------------------------------------------------------------------------------------------------
Gordon R. Arnold                                                    0                0
Chief Executive Officer
------------------------------------------------------------------------------------------------
Michael C. Farr                                                     0                0
Vice President, Operations
------------------------------------------------------------------------------------------------
Edward K. Hague                                                     0                0
Vice President, Engineering
------------------------------------------------------------------------------------------------
All executive officers, as a group                                  0                0
------------------------------------------------------------------------------------------------
All directors who are not executive officers, as a group            0                0
------------------------------------------------------------------------------------------------
All employees who are not executive officers, as a group         69,000            $1.10
------------------------------------------------------------------------------------------------

                                 PROPOSAL THREE:
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The Board of Directors has appointed Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2006. Squar Milner previously audited the Company's financial statements from fiscal year 2002 through the fiscal year ended December 31, 2005.

     It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

     The aggregate fees billed for professional accounting services by Squar Milner for the fiscal years ended December 31, 2005 and 2004 are as follows:

     Audit Fees

     The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2005, and for their audit of the annual financial statements for the year ended December 31, 2005, were $58,000. The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2004, and for their audit of the annual financial statements for the year ended December 31, 2004, were $51,065.

     Tax Fees

     There were no fees billed by Squar Milner for tax services in the fiscal years 2004 and 2005 as the Company engaged another firm for tax consulting.

     All Other Fees

     During fiscal year 2005 the Company engaged Squar Milner to provide research services regarding SEC filing requirements. The aggregate fees billed for research services for the fiscal year 2005 was $3,938. During fiscal year 2004 the Company engaged Squar Milner to provide research services regarding SEC filing requirements. The aggregate fees billed for research services for the fiscal year 2004 was $2,150.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee. Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as "annual audit services" or "tax consulting services." A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Percentage of Audit Fees Pre-Approved

     During fiscal year 2005, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee. During fiscal year 2004, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

Independence of Squar Milner

     The Audit Committee has determined that the accounting advice and tax services provided by Squar Milner are compatible with maintaining Squar Milner's independence.

Vote Required

     Although shareholder ratification of Squar Milner as the Company's independent registered public accountants is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment. To ratify the appointment of Squar Milner as the Company's independent registered public accountants for the fiscal year ending December 31, 2006, the affirmative vote of a majority of shares of the Company's Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting is required.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company and their ages are as follows:

           Name                   Age              Position(s)
 ---------------------------   -----------  ------------------------------------
 Gordon R. Arnold                  60       President, Chief Financial Officer,
                                            Secretary and Director

 Michael C. Farr                   48       Vice President, Operations

 Edward K. Hague                   44       Vice President, Engineering

     Gordon  R.  Arnold  joined  Sierra   Monitor   Corporation,   a  California
corporation ("Old Sierra") in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in 1985. In September 1989, Old Sierra merged into UMF, and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

     Michael C. Farr joined Old Sierra in December 1983 as Operations Manager. He became Vice President, Operations in May 1986. Since the merger, Mr. Farr has served as Vice President, Operations of the Company.

     Edward K. Hague joined the Company as Engineering Manager in July 1997. He became Vice President, Engineering in October 1997. Mr. Hague has consulted in the field of industrial communications for more than 10 years, initially consulting to Intellution, Inc., a leading process control software company, then to various companies, working on communication architecture design for IBM, Marin Municipal Water District, U.S. Postal Service, PG&E, Boeing and the U.S. Navy.

     Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

     There are no family relationships between any of the directors or executive officers of the Company.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     Under the SEC's proxy rules, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

     The following table sets forth certain information as of the Record Date, regarding beneficial ownership of our Common Stock by:

     each person who is known to us to own beneficially more than 5% of our Common Stock;

     each  director  and each  nominee  for  election  as a  director  of Sierra
     Monitor;

     each executive officer named in the Summary Compensation Table of this Proxy Statement; and

     all of our current directors and officers as a group.

     The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person and information supplied to us by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days after the Record Date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

    Five-Percent Shareholders, Directors and Executive Officers (1)        Amount and Nature of Beneficial
                                                                                    Ownership (2)
                                                                                              Percent of
                                                                              Number            Total
Five-Percent Shareholders:                                                   of Shares        Outstanding
--------------------------                                                ----------------    -----------
    Shires Income plc.                                                         1,549,134         14.0%
         c/o Glasgow Investment Managers
         Sutherland House, 149 St. Vincent Street
         Glasgow, Scotland G2-5DR

Directors and Executive Officers:
    C. Richard Kramlich (3)                                                    2,049,494         18.6%
    Jay T. Last                                                                2,016,942         18.3%
    Gordon R. Arnold (4)                                                       1,219,452         10.8%
    Edward K. Hague (5)                                                          676,158         5.9%
    Robert C. Marshall (6)                                                       299,337         2.7%
    Michael C. Farr (7)                                                          168,767         1.5%
    All officers and directors as a group (6 persons)(8)                       6,403,067         54.2%

(1) Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.

(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)  Includes 110,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.

(4) Includes 195,833 shares subject to stock options exercisable within 60 days of the Record Date.

(5) Includes 445,833 shares subject to stock options exercisable within 60 days of the Record Date.

(6) Includes 52,083 shares subject to stock options exercisable within 60 days of the Record Date

(7) Includes 72,917 shares subject to stock options exercisable within 60 days of the Record Date.

(8)  Includes  an  aggregate  of  766,666   shares   subject  to  stock  options
     exercisable within 60 days of the Record Date.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

   Summary Compensation Table

     The following table shows for the fiscal years ended December 31, 2005, 2004 and 2003 the compensation of our Chief Executive Officer, the other four most highly compensated executive officers (or such lesser number of executive officers as the Company may have) of the Company not serving as Chief Executive
Officer:

                                                                              Long-Term
                                                                              Compensation
                                                  Annual Compensation           Awards
                                              ---------------------------     Securities
                                     Fiscal                                   Underlying        All Other
  Name and Principal Position         Year     Salary     Bonus     Other     Options (#)     Compensation
  ---------------------------         ----     ------     -----     -----     -----------     ------------
Gordon R. Arnold                      2005    $ 82,613   $ 5,000     --          --           $ 95,978 (1)
Chief Executive Officer               2004    $ 78,835   $   832     --          --           $ 93,507 (2)
                                      2003    $ 73,944   $10,000     --          --           $ 72,074 (3)

Michael C. Farr                       2005    $102,032   $ 7,333     --          --           $ 47,888 (4)
Vice President, Operations            2004    $ 94,810   $ 7,950     --          --           $ 52,597 (5)
                                      2003    $ 88,920   $12,200     --          --           $ 39,870 (6)

Edward K. Hague                       2005    $171,963        --     --          --           $ 54,590 (7)
Vice President, Engineering           2004    $164,576   $   350     --          --           $ 52,677 (8)
                                      2003    $154,357        --     --          --           $ 36,990 (9)

-----------------------

(1) Represents $88,148 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,277 under the Company's medical insurance plan paid in fiscal year 2005.

(2) Represents $86,474 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $6,480 under the Company's medical insurance plan paid in fiscal year 2004.

(3) Represents $66,743 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $4,778 under the Company's medical insurance plan paid in fiscal year 2003.

(4) Represents $47,888 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $8,202 under the Company's medical insurance plan paid in fiscal year 2005.

(5) Represents $44,666 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,378 under the Company's medical insurance plan paid in fiscal year 2004.

(6) Represents $32,059 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,258 under the Company's medical insurance plan paid in fiscal year 2003.

(7) Represents $45,367 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $8,570 under the Company's medical insurance plan paid in fiscal year 2005.

(8) Represents $44,774 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,350 under the Company's medical insurance plan paid in fiscal year 2004.

(9) Represents $28,551 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,886 under the Company's medical insurance plan paid in fiscal year 2003.

Option Grants In Fiscal Year 2005

     No options were granted to the Company's executive officers during the fiscal year ended December 31, 2005.

Aggregated Option Exercises in Fiscal Year 2005 and Value of Options at End of Fiscal Year 2005

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year end value of unexercised options held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2005.

                                                    Number of Securities        Value of Unexercised
                          Shares                   Underlying Unexercised     In-the-Money Options (1)
                        Acquired on    Value             Options at                      At
                         Exercise    Realized        Fiscal-Year End (#)         Fiscal-Year End ($)
         Name               (#)          ($)     Exercisable  Unexercisable   Exercisable   Unexercisable
 ----------------------------------------------------------------------------------------------------------
 Gordon R. Arnold          50,000     $26,500      195,833         4,167          60,250          8,750
 Michael C. Farr                0           0       72,917         2,083          30,125          4,375
 Edward K. Hague                0           0      445,833         4,167         219,250          8,750

(1) Represents the market value of the securities underlying the options at the end of Fiscal Year 2005, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 2005 was $1.10 per share. Includes incentive stock options previously granted to employees under the Company's 1996 Option Plan with exercise prices ranging from $0.38 to $1.50 per share.

Equity Compensation Plan Information

     The  following   table   summarizes   information   regarding  the  various
stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2005

                                                                                   Number of securities
                                 Number of securities                             remaining available for
                                  to be issued upon        Weighted-average        future issuance under
                                     exercise of          exercise price of      equity compensation plans
                                 outstanding options,    outstanding options,      (excluding securities
                                 warrants and rights     warrants and rights     reflected in column (a))
        Plan Category                    (a)                     (b)                        (c)
        -------------            -------------------     -------------------     ------------------------
Equity compensation plans
   approved by security
   holders (1)                       1,195,500                  $0.76                     388,875

Equity compensation plans not
   approved by security
   holders (2)                         110,000                  $0.65                          --
                                ----------------------- ----------------------- --------------------------
     Total                           1,305,500                  $0.75                     388,875
                                ----------------------- ----------------------- --------------------------

(1)  Consists of the Company's 1996 Stock Plan that expired on March 4, 2006.

(2) Consists of a Warrant to Purchase Shares of Common Stock of the Company issued to a consultant on July 16, 2004.

Certain Relationships and Related Transactions

     There are no family relationships between or among any of the executive officers, directors or any of the nominees referenced in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2005 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were timely filed.


                                  OTHER MATTERS


     The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Gordon R. Arnold
                                            --------------------
                                            Gordon R. Arnold
                                            President

Milpitas, California
April 25, 2006

                           SIERRA MONITOR CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2006 ANNUAL MEETING OF SHAREHOLDERS

                                  May 16, 2006

     The undersigned shareholder(s) of Sierra Monitor Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 25, 2006, and hereby appoints Mr. C. Richard Kramlich and Mr. Robert Marshall, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Shareholders of Sierra Monitor Corporation to be held on Thursday, May 16, 2006 at 10:00 a.m., local time, at the principal offices of the Company located at 1991 Tarob Court, Milpitas, California, 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.        Election of Directors.

( )    FOR all nominees listed below (except as indicated)
( )    WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

                                    Gordon R. Arnold C. Richard Kramlich

                                    Jay T. Last             Robert C. Marshall

ITEM 2. Proposal to approve the adoption of the Company's 2006 Stock Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

               ( ) FOR             ( ) AGAINST             ( ) ABSTAIN


ITEM 3. Proposal to ratify the appointment of Squar, Milner, Reehl & Williamson, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

               ( ) FOR             ( ) AGAINST             ( ) ABSTAIN

(Continued and to be signed, on reverse side)

(Continued from other side)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" THE PROPOSALS LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                   -------------------------------------------------------------
                   Typed or Printed Name(s)

                   -------------------------------------------------------------
                   Signature

                   -------------------------------------------------------------
                   Signature

                   -------------------------------------------------------------
                   Title, if applicable

                   -------------------------------------------------------------
                   Type and Number of Shares owned
                   Dated: _____________________, 2006


THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

                                       2